SECURITY AGREEMENT

This Security Agreement is made on 8-1-04, between AmeriChip Tool and Abrasives, LLC, a wholly owned subsidiary of AmeriChip International, Inc. of Detroit, Michigan ("Debtor"), and National Abrasive Systems, Co., a Michigan Corporation of Detroit, Michigan ("Secured Party").

1. Grant of Security Interest. Debtor grants to Secured Party a continuing security interest in all items listed in Attachment "A".

2. Indebtedness Secured. The foregoing security interest is given to secure payment and performance of all indebtedness and obligations of Debtor to Secured Party under this Agreement and the indebtedness and obligations owing to Secured Party by Debtor pursuant to a Promissory Note of even date, including any and all modifications, extensions, and renewals.
      The indebtedness and obligations that are secured by this security interest are collectively called the "indebtedness."

3. Warranties, Representatives, and Agreements. Debtor warrants and represents to Secured party, and agrees, as follows:
      (a) Debtor is a limited liability company and is organized and is in good standing under the laws of the state of Michigan; Debtor has full power and authority to enter into and perform its obligations under this agreement; the execution, delivery, and performance of this agreement have been duly authorized by all necessary action of Debtor's members and managers and will not violate Debtor's articles of organization or operating agreement; this agreement is the valid and binding obligation of Debtor, enforceable in accordance with its terms.
      (b) All information that Debtor has furnished or in the future furnishes to Secured Party concerning Debtor or the Collateral, including without limitation, all financial statements and all information concerning the condition, quality or value of the Collateral, is and will be correct and complete.
      (c) Debtor's exact legal name is set forth in the first paragraph of this Agreement.
      (d) Debtor is the owner of the collateral, and none of the collateral is subject to any lien, security interest, encumbrance, or claim in favor of any third party, and no financing statement is on file in any public office covering any of the collateral.

4. Agreements of Debtor. Debtor agrees that:
      (a) Debtor will not cause or permit any lien, security interest or encumbrance to be placed on any collateral, except in favor of Secured Party and Debtor will not sell, assign, or transfer any collateral or permit any collateral to be transferred by operation of law.
      (b) Debtor will maintain all records concerning the collateral at Debtor's address appearing on the first page of this agreement and will keep all collateral at the present location or locations of the collateral.
      (c) Debtor will furnish Secured Party with the information regarding the collateral that Secured Party shall from time to time request and will allow Secured Party at any reasonable time to inspect the collateral and Debtor's records regarding the collateral.
      (d) Debtor will execute, file, record, or procure from third persons the financing statements, subordination agreements, and other documents and take all other action that Secured party necessary to perfect, to continue perfection of, or to maintain first priority of Secured Party's security interest in the collateral.

      (e) Secured Party may file a photography of this agreement as a financing statement evidencing Secured Party's security interest in the collateral.
      (f) Debtor will immediately notify Secured Party in writing of any change in Debtor's business structure, and of any change in the location of Debtor's place of business and of the location of each additional place of business established by Debtor.
      (g) Debtor will indemnify Secured Party with respect to all losses, damages, liabilities, and expenses (including attorney fees) incurred by Secured Party by reason of any failure of Debtor to comply with any of Debtor's obligations under this agreement or by reason of any warranty or representation made by Debtor to Secured Party in this agreement being false in any material respect.
      (h) Debtor will maintain all collateral in good condition and repair and maintain fire and extended coverage insurance covering all tangible collateral in the amounts and against the risks that are customarily maintained by similar businesses, or as Secured Party may reasonably request. Each insurance policy will contain a standard lender's loss payable endorsement and will provide that its proceeds will be payable to Secured Party to the extent of Secured Party's interest in the collateral and that the policy will not be canceled, and the coverage will not be reduced, without at least 10 days' prior written notice by the insurer to Secured Party and will be in the form and substance satisfactory to Secured Party. Debtor will provide Secured Party with evidence of the insurance coverage. On Secured Party's request, Debtor will deliver to Secured Party all policies providing for such insurance.
      (i) Debtor will pay, before they become delinquent, all taxes and assessments upon the collateral or for its use or operation.

5. Secured Party's Right to Perform. If Debtor fails to perform any obligation of Debtor under this agreement, Secured Party may, without giving notice to or obtaining the consent of Debtor, perform that obligation on behalf of Debtor. For example, this may include obtaining insurance coverage for collateral or for paying off liens on collateral. Debtor will reimburse Secured Party on demand for any expense that Secured Party incurs in performing any such obligation.

      Secured Party is not required to perform an obligation that Debtor has failed to perform. If Secured Party does so, that will not be a waiver of Secured Party's right to declare the indebtedness immediately due and payable by reason of Debtor's failure to perform.

6. Events of Default and Acceleration. Any part or all of the indebtedness shall, at the option of Secured Party, become immediately due and payable without notice or demand upon the occurrence of any of the following events of default:
      (a) If default occurs in the payment or performance of any of the indebtedness, when and as it shall be due and payable, and if the default continues for 15 days after Secured Party has given written notice of it to Debtor.
      (b) If default occurs in the performance of any obligation of Debtor to Secured Party under this agreement or under the promissory note evidencing the indebtedness or under any other security agreement, loan agreement or other agreement that now or later secures or relates to any indebtedness or obligation now or later owing by Debtor to Secured Party or that secures any such indebtedness or obligation ("security documents") and if, in the case of a default that is capable of being cured, the default continues for 15 days after Secured Party has given written notice of it to Debtor.
      (c) If any attachment, garnishment, levy, execution, or other legal process is at any time issued against or placed upon any of the collateral.

      (d) If all or any material part of any tangible collateral is destroyed or materially damaged by fire or other casualty, whether or not there is insurance coverage for the damage or destruction.

7. Secured Party's Rights and Remedies. Secured Party shall have all rights and remedies of a secured party under applicable laws. Without limiting these rights and remedies;

      (a) If all or any part of the indebtedness is not paid at maturity, then Debtor, upon demand by Secured party, shall deliver the collateral and proceeds of collateral to Secured Party as such place as Secured Party shall designate, and Secured Party may dispose of the collateral in any commercially reasonable manner. Any notification required to be given by Secured Party to Debtor regarding any sale or other disposition of collateral shall be considered reasonable if mailed at least ten days before the sale or other disposition. In connection with any disposition of collateral, Secured Party may comply with the requirements of any applicable state or federal law or regulation, and such compliance shall not cause the disposition to not be commercially reasonable.
      (b) The proceeds of any collection or disposition of collateral shall be applied first to expenses that Secured Party incurs in retaking, holding, preparing for disposition, processing and disposing of the Collateral and to Secured Party's attorney fees and expenses, as provided in pararaph 8, and then to the indebtedness, and Debtor shall be liable for any deficiency remaining. Secured Party has no obligatioin to prepare or process any Collateral for sale or other disposition. If Secured Party sells any of the collateral on credit, then Debtor will be credited only with payments that are actually made by the purchase, received by Secured Party and applied to the unpaid balance of the purchase price of the collateral. If the purchaser fails to pay for the collateral, then Secured Party may again dispose of the collateral and apply the proceeds in accordance with this paragraph.
            All rights and remedies of Secured Party shall be cumulative and may be exercised from time to time.

8. Expenses. Debtor shall reimburse Secured Party on demand for all attorney fees, legal expenses, and other expenses that Secured Party incurs in protecting and enforcing its rights under this agreement. This includes fees and expenses incurred in trying to take possession of collateral from Debtor, a trustee or receiver in bankruptcy, or any other person. Secured Party may apply any proceeds of collection or disposition of collateral to Secured Party's reasonable attorney fees, legal expenses, and other expenses.

9. Amendments and Waivers. No provision of this agreement may be modified or waived except by a written agreement signed by Secured Party. Secured Party will continue to have all of its rights under this agreement even if it does not fully and promptly exercise them on all occasions. Debtor waives all defenses based on suretyship or impairment of Collateral. Without limiting the generality of the preceding sentence, (i) Secured Party may, at its option, (a) waive any default, or defer an action on any default; (b) extend or modify the time or manner of payment of the indebtedness or waive or modify any term or condition relating to the indebtedness; (c) release collateral or other security for the indebtedness; (d) make advances or other extensions of credit secured by this agreement; all without giving Debtor notice or obtaining Debtor's consent; (ii) any such action by Secured Party will not release or impair its security interest in the collateral or Debtor's obligations under this agreement; (iii) Secured Party's security interest in the collateral and Debtor's obligations under this agreement will not be released or impaired if Secured Party fails to obtain, perfect, or secure priority of any other security for the indebtedness that is agreed to be given, or is given, by anyone else; and (iv)

Secured Party is not required to sue upon or otherwise enforce payment of the indebtedness or any other security before exercising its rights under this agreement.

10. Notices. Any notice to Debtor or to Secured Party shall be deemed to be given if and when mailed, with postage prepaid, to the respective address of Debtor or Secured Party appearing on the first page of this agreement, or if and when delivered personally.

11. Other. In this agreement, maturity of any of the indebtedness means the time when that indetedness has become due and payable, for any reason (including, for example, acceleration due to default or bankruptcy).

12. Binding Effect. This agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, and assigns.

      Debtor and Secured Party have executed this Security Agreement on the date listed on the first page of this agreement.

                              DEBTOR

                              AmeriChip Tool and Abrasives, LLC, a wholly owned subsidiary of AmeriChip International, Inc.

                              /s/ Edward D. Rutkowski
                              ---------------------------------------
                              by: Edward D. Rutkowski, Vice President
                                  AmeriChip International, Inc.


                              SECURED PARTY

                              National Abrasive Systems, Co.,
                              a Michigan Corporation

                              By: /s/ Marc A. Walther
                              ---------------------------------------
                              Marc A. Walther
                              Its: President